EXHIBIT 10.14(b)
- ----------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- ------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

ROY H. PARK BROADCASTING OF WASH
KEZX-FM   FM STATION
    P.O. BOX 61309
SEATTLE, WA  98121


THIS IS TO NOTIFY YOU OF ACCEPTANCE FOR FILING OF APPLICATION BRH -941003UA RECEIVED ON 10/03/94 FOR RENEWAL OF LICENSE

FREQUENCY: 98.9MHZ

LOCATION:  SEATTLE, WA

OPERATION BEYOND THE LICENSE EXPIRATION DATE IS AUTHORIZED PENDING FINAL DETERMINATION ON YOUR APPLICATION.

POST THIS CARD WITH YOUR LICENSE.


FCC 372 (7/87) NOTIFICATION